SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                               June 17, 1999
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                   (Date of earliest event reported)


                         Commonwealth Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)


       Pennsylvania                  0-27942                   23-2828883
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                         Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                    19401
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(Address of principal executive offices)                          (Zip Code)


                                 (610) 251-1600
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             (Registrant's telephone number, including area code)


                                 Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
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    On June 17, 1999, Commonwealth Bancorp, Inc. (the "Company") announced that it has completed it previously announced program to repurchase 0.7 million shares of its outstanding common stock. For additional information, reference is made to the Press Release, dated June 17, 1999, which is attached hereto as Exhibits 99 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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      (a)  Financial Statements.

           Not Applicable.

      (b)  Pro Forma Financial Information.

           Not Applicable

      (c)  Exhibits:

           99       Press Release dated June 17, 1999

                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           COMMONWEALTH BANCORP, INC.



Date: June 18, 1999                        By:  /s/Charles M. Johnston
                                                -----------------------
                                                Charles M. Johnston
                                                Chief Financial Officer